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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 March 17, 1999

                       Eclipse Surgical Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

                                   California
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                 (State or other jurisdiction of incorporation)

     0-28288                                             77-0223740
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(Commission File No.)                       (IRS Employer Identification Number)

                                 1049 Kiel Court
                           Sunnyvale, California 94089
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                    (Address of Principal Executive Offices)

                                 (408) 548-2100
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 2.   ACQUISITION

     Pursuant to an Agreement and Plan of Reorganization dated as of October 21, 1998, as amended, by and among Eclipse Surgical Technologies, Inc. ("Eclipse"), RW Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Eclipse ("Merger Sub"), and CardioGenesis Corporation, a Delaware corporation ("CardioGenesis"), and the related Certificate of Merger executed by Merger Sub and CardioGenesis which was filed with the Delaware Secretary of State on March 17, 1999, Merger Sub merged with and into CardioGenesis and CardioGenesis became a wholly-owned subsidiary of Eclipse (the "Merger"). The Merger closed on March 17, 1999. As a result of the Merger, each outstanding share of CardioGenesis Common Stock will be exchanged for 0.80 of a share of Eclipse Common Stock. No fractional shares will be issued and, in lieu thereof, the holder will be paid cash equal to the fraction (after aggregating all fractional shares held by such holder) times $12.6875.

     An aggregate of approximately 9,928,040 shares of Common Stock have been issued by Eclipse in the Merger, and options and rights to purchase an aggregate of approximately 1,739,000 additional shares of Eclipse Common Stock have been assumed by Eclipse in the Merger. Based on the closing price of Eclipse Common Stock on the Nasdaq National Market on March 16, 1999, the value of the shares of Common Stock issuable by Eclipse in the Merger was approximately $148 million. The merger consideration was negotiated between the parties.

     CardioGenesis Corporation develops, manufactures and markets proprietary systems including disposable products, to perform intraoperative transmyocardial revascularization (ITMR), catheter-based percutaneous myocardial revascularization (PMR), and thoracoscopic transmyocardial revascularization
(TTMR), to treat patients afflicted with debilitating angina. Following the Merger, CardioGenesis will continue its operations as a wholly-owned subsidiary of Eclipse.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired. The following documents and information previously filed with the Securities and Exchange Commission by CardioGenesis are hereby incorporated by reference:

          (1) CardioGenesis' Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (2) CardioGenesis' Quarterly Reports on Forms 10-Q for the fiscal quarters ended September 30, 1998, June 30, 1998, and March 31, 1998, filed pursuant to Section 13(a) or 15(d) of the Exchange Act.

     (b) Pro Forma Financial Information. The Company's Registration Statement on Form S-4 (File No. 333-72063), as declared effective on February 9, 1999, which includes unaudited pro

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forma combined condensed financial statements which present the pro forma combined condensed financial position and results of operations of the Registrant and CardioGenesis as of and for the nine month period ended September 30, 1998, is incorporated by reference herein.

     (c)  Exhibits

          2.1* Agreement and Plan of Reorganization dated as of October 21, 1998 by and among Eclipse, RW Acquisition Corporation and CardioGenesis Corporation.

          2.2* Amendment Number 1 to Reorganization Agreement, dated as of
               February 8, 1999, among Eclipse Surgical Technologies, Inc., RW Acquisition Corporation and CardioGenesis Corporation.

          2.3 Certificate of Merger between RW Acquisition Corporation and CardioGenesis Corporation.

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     *    Incorporated by reference to exhibits to Eclipse's Registration
          Statement on Form S-4 (file no. 333-72063) filed with the Securities and Exchange Commission on February 9, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 26, 1999                   ECLIPSE SURGICAL TECHNOLOGIES, INC.


                                       By: /s/ Allen W. Hill
                                           -------------------------------
                                       Name:   Allen W. Hill
                                             -----------------------------
                                       Title:  Chief Executive Officer
                                             -----------------------------

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                                INDEX TO EXHIBITS


  EXHIBIT
  NUMBER                               DESCRIPTION
  -------    --------------------------------------------------------------
    2.1*     Agreement and Plan of Reorganization dated as of October 21,
             1998 by and among Eclipse, RW Acquisition Corporation and
             CardioGenesis Corporation.

    2.2*     Amendment Number 1 to Reorganization Agreement, dated as of
             February 8, 1999, among Eclipse Surgical Technologies, Inc.,
             RW Acquisition Corporation and CardioGenesis Corporation.

    2.3      Certificate of Merger between RW Acquisition Corporation and
             CardioGenesis Corporation.

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     *    Incorporated by reference to exhibits to Eclipse's Registration
          Statement on Form S-4 (file no. 333-72063) filed with the Securities and Exchange Commission on February 9, 1999.